EXHIBIT 10.2

                               SUPPLY AGREEMENT

           SUPPLY AGREEMENT, dated as of November 3, 2000, between CARRINGTON
 LABORATORIES,  INC.,  a  Texas   corporation  ("Carrington"),  and   MEDLINE
 INDUSTRIES, INC., an Illinois corporation ("Medline").

           WHEREAS, Medline and Carrington have today entered into a Distributor and License Agreement (the "Distributor and License Agreement"), pursuant to which Medline has become an exclusive distributor of Carrington's dermal management products and Carrington has licensed certain of its trademarks to Medline effective December 1, 2000;

           WHEREAS, Medline desires that Carrington manufacture or contract for the manufacture of Medline brand dermal management products upon the terms and subject to the conditions set forth in this Agreement and Carrington is willing to do so; and

           WHEREAS, Medline desires that certain dermal management products presently sold under the Medline brand be also sold under the Carrington brand, and Carrington is willing to license certain Carrington trademarks for such purpose.

           NOW, THEREFORE, the parties hereto agree as follows:

           1.   Agreement to Supply.

                1.1. Manufacture and Supply of Medline Products. Subject to Carrington being able to supply at a delivered price less than or equal to Medline's current cost of the dermal management products listed (together with Medline's current cost including any delivery or insurance charges) on Exhibit A (the "Medline Products"), Carrington's acceptance of purchase orders pursuant to Section 2.2 and the conditions set forth in Section 1.2, Carrington agrees to supply, and Medline agrees to purchase from Carrington, the majority of Medline Products (after exhaustion of such inventories as may exist at the time Carrington takes over responsibility for any Medline Product), the specifications for or samples of which have previously been delivered to Carrington, which Carrington is willing and able to supply at such prices. The provisions of this Section 1 shall apply to any dermal management products Medline may have manufactured for it in the future, which shall thereupon become Medline Products for the purpose of this
 Agreement.   Carrington  may either  manufacture  or outsource  the  Medline
 Products.

                1.2. Validation of Medline Products. In the case of outsourced Medline Products, Carrington will obtain a manufacturer (subject to Medline's approval, which shall not be unreasonably delayed or withheld), inspect its facilities and, subject to Medline's agreement, provide all necessary or required quality control and quality assurance. With respect to each Medline Product, the obligations of Carrington to supply and Medline to purchase shall take effect only when Carrington has, to Medline's satisfaction, demonstrated its ability to supply the Medline Product, validated its manufacturing process or obtained suppliers of outsourced Medline Products, as the case may be, and obtained any necessary regulatory approvals, and Medline has verified the acceptability to its customers of each Medline Product manufactured or outsourced by Carrington. Given the lack of complete formulae for many or all of the Medline Products, Carrington acknowledges the partially subjective and customer driven nature of the validation process. With respect to those Medline Products that it manufactures, Carrington will compile a complete formula, specifications for raw materials and a process handbook (together, the "Process") which, after validation, will provide an objective test of quality. The parties will cooperate in developing an appropriate transition plan.

                1.3. Changes in Medline Products. Carrington will not change the Process for any Medline Products it manufactures without prior notification to and the approval of Medline, which may require revalidation of the Medline Product in the event of such change. Carrington will impose similar restrictions on manufacturers of outsourced Medline Products.

                1.4. Prices and Terms. (a) All Medline Products manufactured by Carrington will be sold by Carrington to Medline and purchased by Medline from Carrington at the unit prices listed on Exhibit A. Exhibit A will be amended from time to time as additional Medline Products are added. Prices are firm for two years, then are subject to re-negotiation. Except where the current supplier does not include freight and insurance in its price, all prices include freight and insurance to a Medline distribution center, provided, that Carrington will bill Medline, and Medline will pay Carrington for, freight and insurance if Medline's order requests shipments of Medline Products with a value of less than $5,000 to any address.

                     (b)   If  Carrington can  save  Medline money  over  the
 prices Medline now pays to its manufacturers of the Medline Products, the parties will share the savings. This concept shall work in practice as follows: All Medline Products supplied by but not manufactured by Carrington will be sold by Carrington and purchased by Medline at a price equal to the sum of (i) the actual cost of manufacturing and packaging each outsourced Medline Product paid to the supplier thereof, and (ii) one-half of the amount, if any, by which such cost is less than the amount currently paid by Medline, as set forth on Exhibit A . In addition, Medline will pay shipping and insurance costs if not included in the amount billed to Carrington by the manufacturer.

                     (c) Medline will pay Carrington for all Medline Products not later than 30 days after date of invoice.

           2.   Forecasts and Orders.

                2.1. Forecasts. Promptly after the execution of this Agreement, Carrington and Medline will meet to establish forecasting and order procedures so as to give Carrington sufficient advance notice of Medline's requirements to allow it to satisfy such requirements and Medline the flexibility it needs in obtaining Medline Products. Carrington and Medline will also establish how long in advance of desired delivery dates Medline must give Carrington purchase orders to allow Carrington to obtain supplies and manufacture the Medline Products, the parties anticipating that purchase orders will normally be given three to five months in advance of desired delivery dates.

                2.2. Purchase Orders. Subject to the foregoing provisions of this Section 2, Medline will from time to time submit definitive purchase orders to Carrington setting forth the quantities of each Medline Product to be supplied, desired delivery dates and shipping instructions. Carrington will promptly accept such purchase orders or reject the purchase order by informing Medline that it cannot in whole or in part fill a purchase order. Carrington's rejection of a purchase order shall not be a breach of this Agreement but Medline shall have the right to obtain any quantity of any Medline Product that Carrington cannot supply from another source. Any accepted purchase order shall be a binding obligation of Carrington to supply and Medline to purchase the Medline Products ordered on the dates specified in such purchase order.

                2.3. Late Deliveries. Delivery of Medline Products within 15 days of the date specified on the purchase order therefor shall be deemed timely. Delivery more than 15 days after the date specified, or cancellation of an order or portion thereof less than four months before the delivery date, shall subject Carrington to liquidated damages, in lieu of any other damages available at law or equity, of 30 percent of the normal invoice prices for the Medline Products delivered late, unless Carrington gives Medline at least four months advance notice that it will not be able to make timely delivery, in which case Medline, at its election, may cancel the purchase order and obtain the Medline Products elsewhere or revise the purchase order to reflect the date Carrington is willing to commit to delivering the Medline Products on.

           3. Acceptance of Medline Products. All shipments of Medline Products shall be subject to acceptance by Medline. Any Medline Products manufactured by Carrington that conform to a Process that correctly reflects the validation procedures set forth above shall be deemed acceptable. All outsourced Medline Products shall be subject to acceptance or rejection by Medline in its reasonable discretion. Medline can at any time request changes to any Medline Product to reflect customer preferences or regulatory requirements and any such request shall, after resolution of any applicable regulatory requirements and agreement on appropriate pricing changes to reflect any increased cost of manufacture and revalidation, require Carrington to validate the modified Medline Product in accordance with the procedures outlined in Section 1.2.

           4.   Carrington Warranties.

                     (a) Carrington warrants that, at the time of shipment by Carrington, all Medline Products manufactured by Carrington sold and delivered pursuant to this Agreement will conform to the Process therefor and the "look and feel" and quality of the Medline Product validated pursuant to Section 1.2.

                     (b) Carrington warrants that all Medline Products manufactured by Carrington and sold and shipped to Medline pursuant to this Agreement will, at the time of such shipment, not be adulterated or misbranded within the meaning of any applicable federal, state or municipal law, as such laws are constituted and effective at the time of shipment and that no such Product or Medline Product will be an article which may not be introduced into interstate commerce under the provisions of any applicable federal, state or municipal law.

                     (c) Carrington further warrants that, at the time of shipment, all Medline Products manufactured by Carrington and sold and shipped to Medline pursuant to this Agreement will be in compliance with all applicable governmental regulations and will have been manufactured in accordance with applicable current good manufacturing practices ("cGMP") regulations as set forth in 21 CFR 210, as then in effect, in a facility that is ISO 9000 certified.

                     (d) All outsourced Medline Products shall be subject only to the warranty of the manufacturer thereof , but Carrington shall obtain warranties from such manufacturers no less extensive than those contained herein and either (i) provide in the contracts or purchase orders with such manufacturers that Medline is a third party beneficiary of such warranties or (ii) in case of a warranty claim, either assign its warranty rights to Medline or enforce such warranties on Medline's behalf at Medline's expense.. No other warranty is given by Carrington with respect to outsourced Medline Products.

                     (e) THE WARRANTIES SET FORTH IN THIS SECTION 4 OR OTHERWISE EXPLICITLY SET FORTH IN THIS AGREEMENT ARE EXPRESSLY IN LIEU OF, AND CARRINGTON EXPRESSLY DISCLAIMS AND NEGATES, ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, ARISING BY OPERATION OF LAW OR OTHERWISE, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

           5.   Indemnification.

                5.1. By Carrington. Carrington agrees to indemnify and hold harmless Medline and its employees, officers, directors, stockholders, successors and assigns from and against any and all losses, damages, costs and expenses, including reasonable legal fees and expenses incident thereto, arising from any suit, claim or demand of any third party relating to any design or manufacturing defect in any Medline Product manufactured by Carrington (other than the design of any Medline Product as to which Medline has provided Carrington with written specifications or samples to which the Medline Product supplied by Carrington complies) or a failure of Carrington to properly control the quality of any outsourced Medline Product for which Carrington has assumed responsibility for quality control.

                5.2. By Medline. Medline agrees to indemnify and hold harmless Carrington and its employees, officers, directors, stockholders, successors and assigns from and against any and all losses, damages, costs and expenses, including reasonable legal fees and expenses incident thereto, arising from any suit, claim or demand of any third party relating to (a) any design defect in any Medline Product manufactured by Carrington as to which Medline has provided Carrington with written specifications or samples to which the Medline Product supplied by Carrington complies, (b) any design defect in any Medline Product not manufactured by Carrington, (c) any manufacturing defect in a Medline Product not manufactured by Carrington,
 (d) any statement on any labeling of or literature for any Medline Product that is false or violates any law or regulation of the United States or any agency, state or locality thereof, and (e) any infringement by any Medline Product, any labeling, packaging or product literature for any Medline Product or any labeling, packaging or literature for any Carrington Product not furnished or approved by Carrington of any patent, trademark, copyright, design or other intellectual property right of any third party (other than the use of any Trademark (as such term is defined in Section 6) on any Medline Product pursuant to the terms of the Distributor and License Agreement.

           6. Use of Carrington Trademarks. As more fully set forth in the Distributor and License Agreement, Carrington has licensed the use of certain Carrington Trademarks (the "Trademarks") to Medline for use in the manufacture, marketing, advertisement, promotion and distribution of any of the Medline Products which Carrington and Medline agree are appropriately to be sold under the Trademarks and such additional dermal management products as Carrington and Medline may from time to time agree to. Such license is subject to the terms and conditions set forth in the Distributor and License Agreement and shall terminate upon the termination of the Distributor and License Agreement.

           7. Term. The term of this Agreement (the "Term") shall commence on the date hereof and shall continue until November 30, 2005.

           8.   Termination.

                8.1. Termination for Cause. This Agreement may be terminated on 30 days' written notification under any one of the below conditions:

                     (a) By either Carrington or Medline, if the other party attempts to assign this Agreement without its prior written consent;

                     (b) By Carrington, if Medline discontinues its dermal management product business;

                     (c) By either Medline or Carrington, if the other party files for or is petitioned into bankruptcy, insolvency, liquidation or dissolution of assets;

                     (d) By either Medline or Carrington, if the other party fails generally to pay its debts and obligations in accordance with their terms;

                     (e) By Carrington, if Medline fails to make timely payment of any Carrington invoice (other than amounts disputed in good faith) and such failure continues for 10 days after notice thereof;

                     (f) By either Medline or Carrington, if the other party materially breaches any term or condition of this Agreement (other than payment of invoices) and such breach is not corrected within 45 days of notification of such breach by the other party; and

                     (g) By either Medline or Carrington if the other party fails to materially perform its obligations hereunder for any reason set forth in Section 11 and such failure continues for 180 days or more.

                8.2. Termination  Without  Cause.    This  Agreement  may  be
 terminated by Carrington without cause upon one year's written notice to Medline, either in its entirety or with respect only to those Medline Products listed in the notice of termination.

           9. Confidentiality. The Confidential Disclosure Agreement, dated December 24, 1997 (the "Confidentiality Agreement"), between Carrington and Medline, shall continue in effect during the Term and may not be terminated except by an instrument executed by both Carrington and Medline, notwithstanding anything set forth in the Confidentiality Agreement to the contrary.

           10. No Agency. It is expressly agreed and acknowledged by the parties hereto that Medline is an independent contractor selling entirely for its own account. Medline is solely responsible for all of its expenses and costs, including costs of invoicing, collection and credit, and delivery. Nothing contained herein shall be construed to create a partnership, joint venture or the relationship of employer and employee or principal and agent of any kind on behalf of Carrington, or grant Medline authority to bind Carrington in any respect whatsoever. Medline shall be responsible for any representation it makes with respect to the Products that are not set forth in Carrington's own Product literature.

           11. Force Majeure. Neither Carrington nor Medline shall be liable for any failure to perform hereunder (other than payment of invoices and royalties when due) due, in whole or in part, to any contingency or cause beyond its reasonable control, including without limitation fire, explosion, earthquake, storm, flood, drought, or other adverse weather conditions, accident, crop failure, breakdown of machinery, transportation or handling difficulties, strike, lockout, or other labor difficulties (from whatever cause arising, and whether or not the demands of employees are reasonable or within its power to grant), war, insurrection, riot, act of God or the public enemy, any law, act, order, proclamation, decree, regulation, ordinance, instruction, or request of any governmental or other public authority, any order, judgement or decree of any court, delay or failure of carriers or contractors, labor shortage, or inability to obtain transportation equipment, raw materials, fuel, power, plant equipment or materials required for maintenance or repairs.

           12. No Waiver. The failure by either Carrington or Medline to enforce, at any time, any of the provisions of this Agreement, or to exercise any option which is herein provided, or to require at any time performance of any of the provisions herein, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part thereof, or the right of Carrington or Medline, as the case may be, to thereafter enforce each and every such provision.

           13. Notices. All notices hereunder shall be in writing and shall be sent by (a) telecopier with confirmation of receipt, (b) prepaid overnight delivery through a nationally recognized courier service, or (c) prepaid certified or registered mail, return receipt requested:

           If to Carrington, to:

                Carrington Laboratories, Inc.
                2001 Walnut Hill Lane
                Irving, Texas 75038
                Attention:  President

           If to Medline, to:

                Medline Industries, Inc.
                One Medline Place
                Mundelein, Illinois  60060-4486
                Attention:  President

           14. Miscellaneous. This Agreement, together with the exhibits hereto and the Distributor and License Agreement, constitutes the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof, except for the Confidentiality Agreement. This Agreement is not assignable by either party without the prior written consent of the other party hereto and any attempted assignment not so consented shall be void and of no legal effect. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be amended, nor may the provisions of this agreement be waived, except by a written instrument signed by both parties, and no modification of this Agreement or waiver of the terms or conditions thereof shall be effected by the acknowledgment or acceptance of any purchase order, shipping or other forms containing other or different terms or conditions. This Agreement may be executed in several counterparts, each of which is an original but all of which together shall constitute one instrument. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois without giving effect to its choice of law rules.

 [Remainder of page intentionally left blank]

           IN WITNESS WHEREOF, the parties hereto have caused this Medline Agreement to be executed by their duly authorized representatives.

                                    CARRINGTON LABORATORIES, INC.

                                    By: /s/ Carlton E. Turner
                                    -------------------------
                                    Title:President & CEO


                                    MEDLINE INDUSTRIES, INC.


                                    By: /s/ Andy Mills
                                    ------------------
                                    Title:President


 Exhibit A - Medline Products and Prices

                                                                    EXHIBIT A


                              CARRINGTON/MEDLINE
                               SUPPLY AGREEMENT
                                  EXHIBIT A


 This Exhibit has been excluded pursuant to a request for confidential treatment submitted by the registrant to the Securities and Exchange
 Commission and has been filed separately with the Securities and Exchange Commission.